CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C 1350)

I, Jane Carten, certify that:

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Annual Report on Form N-CSRS for the period ended May 31, 2026 (the “Report”).

I hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 07/30/2026

/s/ Jane Carten
President

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C 1350)

I, Christopher Fankhauser, certify that:

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Annual Report on Form N-CSRS for the period ended May 31, 2026 (the “Report”).

I hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 07/30/2026
/s/ Christopher Fankhauser
Treasurer